November 2, 2023 2023 Third Quarter Earnings & 2024 Outlook Conference Call Exhibit 99.2

Aaron Musgrave Vice President, Investor Relations

Forward-Looking Statements Safe Harbor This presentation includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. They are not guarantees or assurances of any outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this presentation. The factors that could cause actual results to differ are discussed in the Appendix to this presentation, and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as filed with the SEC on November 1, 2023. Non-GAAP Financial Information This presentation includes non-GAAP financial measures. Further information regarding these non-GAAP financial measures, including a reconciliation of each of these measures to the most directly comparable GAAP measure, is included in the Appendix to this presentation.

M. Susan Hardwick President and Chief Executive Officer

Strong 2023 Results: Executing the Plan EPS Growth Driven by Regulatory Execution, Favorable Weather Earnings Per Share 2023 includes new rates effective in PA, IL, VA and MO; cases filed in IN, WV, KY and VA; CA case proceeding as expected Invested approx. $1.8 billion in infrastructure $611M of acquisitions under agreement as of September 30 Issued approx. $1.7 billion in common stock in March and $1.0 billion in exchangeable senior notes in June, due 2026 2021-2022 Sustainability Report published in July Q3 and YTD 2023 EPS of $1.66 and $4.03 driven by higher revenue on increased rate base and favorable impact due to weather of ~$0.04 and ~$0.11, respectively 2023 YTD Highlights $4.03 $3.70

Initiating 2024 EPS Guidance of $5.10 to $5.20 Long-Term Targets Affirmed Drivers of Sustainable Shareholder Return EPS Growth 7-9% Dividend Per Share Growth 7-9% Customer Affordability + ESG Leadership + Additional Supportive Targets Dividend Payout Ratio55-60% Debt to Capital<60% Long-Term Financial Targets

Cheryl Norton Executive VP & Chief Operating Officer

Capital Plan ($ in billions) $12.5 - $13.0 $1.5 - $2.0 $27 - $30 $3 - $4 $14 - $15 $30 - $34 2023 – 2027 (Prior Plan) 2023 – 2032 (Prior Plan) $3.1 $14.5 - $15.0 $1.5 - $2.0 $16 - $17 $30 - $33 $4 - $5 $34 - $38 Regulated System Investments Regulated Acquisitions 2024 2024 – 2028 2024 – 2033 5 Year Capital Increase: ~$2B* 10 Year Capital Increase: ~$4B* New Capital Plan: Investments to Support System Needs, Including ~$1 Billion for PFAS *Includes ~$1 billion of cap ex related to PFAS

Review of 2024-2028 Capital Investment Plan Includes $1B for Treatment of PFAS at EPA’s Proposed New Levels Federal PFAS Rule Recap March 2023: The United States EPA proposed drinking water standards for six PFAS American Water estimates ~$1 billion of capital over a 3 to 5-year period, mostly in 2025-2027, will be needed to comply with the rule as proposed, plus ~$50 million annually for operating expenses American Water is currently part of Multi-District Litigation against multiple PFAS manufacturers to support our view that the ultimate responsibility for the cleanup of these contaminants should fall to the polluters $14-15 $16-17 Capital Plan Bridge ($ in billions) Includes lower risk main and service replacement projects Includes meter and hydrant projects as examples Expected higher need annually Mostly in 2025-2027 Higher need in out-year as 2023 rolls off

General Rate Case and Regulatory Updates

AMERICAN WATER

Rate Cases in Progress

California American Water
- Rate case filed 7/1/22
- Will establish rates for the period 2024-2026
- Three-year capital investment of ~$462 million
- Rates expected to be retroactive back to Jan. 1, 2024

Indiana American Water
- Rate case filed 3/31/23
- Capital Investment of ~$875 million
- Rates expected to be effective over three steps beginning Jan. 2024, May 2024, and May 2025

West Virginia American Water
- Rate case filed 5/1/23
- Capital Investment of ~$340 million
- Rates expected to be effective beginning Feb. 2024

Kentucky American Water
- Rate case filed 6/30/23
- Capital Investment of ~$330 million
- Rates expected to be effective beginning Feb. 2024

Virginia American Water
- Rate case filed 11/1/23
- Capital Investment of ~$110 million
- Interim rates expected to be effective beginning May 2024

Completed Rate Cases in 2023

Virginia American Water
- General Rate Case
- Additional authorized revenues of $11 million
- Effective 4/24/23

Missouri American Water
- General Rate Case
- Additional authorized revenues of $95 million, including $51M for infrastructure surcharges previously approved
- Effective 5/28/23

Other Regulatory Updates

- On June 29, the California CPUC issued a decision on the cost of capital application authorizing an 8.98% ROE with an equity component of 57.04%.
- On June 30, California American Water filed a request to seek a 52 basis point increase to California American Water's ROE for 2023, which was approved on July 25, increasing the ROE to 9.50%, effective July 31.
- On October 16, California American Water filed a request to increase the ROE to 10.2%, effective January 1, 2024, subject to a 30-day review period.
- On October 10, 2023, the Monterey Peninsula Water Management District (MPWMD) adopted a resolution of necessity to authorize it to file an eminent domain lawsuit with respect to the Company's Monterey, California water system assets.
  - While the Company cannot currently predict the outcome of any such lawsuit, the Company believes that, given existing legal precedent related to similar attempts by public agencies in California to take over water systems, California American Water should be able to defend itself successfully against an eminent domain lawsuit by the MPWMD.

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Continued Focus on Customer Affordability *** * Figure is estimated based on data from the US Census Bureau American Community Survey based on zip codes served by American Water. American Water does not collect household income data from its customers. ** Non-GAAP Measure – O&M Efficiency Ratio = Adjusted Regulated O&M Expenses (O&M Expenses is most comparable GAAP measure) / Adjusted Regulated Operating Revenues (Operating Revenues is most comparable GAAP measure). This calculation assumes purchased water revenues approximate purchased water expenses. *** A reconciliation to a most comparable forward-looking GAAP measure is not available without unreasonable effort Monthly Water Bill as % of Median Household Income* $ ≤ Focused on keeping customer bills affordable compared to income (wallet share) Supportive of consolidated tariffs that allow customers to benefit from efficiencies of scale Continue to promote and advocate for low-income assistance programs (incl. federal) and tariffs Values around Affordability Regulated O&M Efficiency Ratio**

John Griffith Executive VP & Chief Financial Officer

Summary of YTD 2023 Results Affirming 2023 EPS Guidance of $4.72 to $4.82 (weather-normalized) Revenue growth from infrastructure investments New rates mitigating the majority of inflationary cost increases and higher pension costs Regulated acquisitions also driving revenue growth 2023 Growth Drivers Elevated chemical costs through Q3, seeing signs of leveling off Higher interest rate environment 2023 Headwinds Investment Growth ~75% of inflationary costs incl. in revenue from recent rate cases *Includes $(0.22) of share count dilution. *

Investments Drive Continued Rate Base Growth Foundational to Overall Growth ~8-9% CAGR for Rate Base Note: annual rate base totals include New York American Water through 2021. New York’s 2021 rate base was $0.5 billion.   * An approximation of rate base, which includes Net Utility Plant not yet included in rate base, pending rate case filings/outcomes.  $1.9 $1.8 Sept. YTD 2022 Sept. YTD 2023 Regulated Capital Investments (Includes Acquisitions) $ in billions $2.9 2023E Estimated Rate Base* (Includes Acquisitions)  $ in billions

Granite City, IL Wastewater Amended $86 million purchase price ~26,000 equivalent customer connections Expected to close around year-end 2023, pending regulatory approval. Upon Next Rate Case, Move Customers onto Applicable AW Utility Rates Close Transaction, with Customers Billed at their Historical or Modified Rates Receive Appraisals and Pursue Regulatory Approvals Sign Purchase Agreement Strong Outlook for Acquisitions ~88,100 Customer Connections  32 Acquisitions in 10 States, $611M Under Agreement As of September 30, 2023  ~1.3 Million Customer Connections in Pipeline Regulated Acquisitions: Typical Fair Market Value Process Growing Opportunity for Customer Connections Over Five-Year Outlook Closed As of September 30, 2023 ~7,900 Customer Connections  14 Acquisitions in 6 States, $36M Butler Area Sewer Authority, PA Wastewater Amended $230 million purchase price ~14,700 equivalent customer connections Expected to close by the end of 2023, pending regulatory approval. Closed two acquisitions in early Oct.; $34M, 8K connections (WV, NJ)

Considerations for 2024 Outlook Initiating 2024 EPS Guidance of $5.10 to $5.20 Revenue growth in base rates and in infrastructure mechanisms from capital investments Regulated acquisitions also driving revenue growth Limited additional share dilution and limited additional inflationary cost pressure 2024 Growth Drivers $4.72 – $4.82 1.05 – 1.25 (0.05) – (0.15) (0.30) – (0.35) (0.35) – (0.45) 0.03 – 0.08 $5.10 – $5.20 * * Excludes weather of $0.11 per share net favorable in 2023 ($0.07 in Q2, $0.04 in Q3 2023) ** Reflects ($0.06) per share of share count dilution ** Investment Growth

($ in millions) Prior Plan: 2023-2027 New Plan: 2024-2028 Financing the 2024-2028 Capital Investment Plan Operating Cash Flows $10,100 Incremental Debt Financing $5,300 Equity Issuance $2,000 Sale Proceeds (HOS) $720 Operating Cash Flows $12,000 Incremental Debt Financing $7,000 Equity Issuance $1,000 Sale Proceeds (HOS) $720 $1.0B equity issuance in 2024-2028 plan, driven by increased five-year capital plan Likely to issue the planned equity in the middle of the new, 2024-2028 plan, subject to market conditions * $1.7 billion of common stock issued on March 3, 2023 *

Continued Strong Balance Sheet and Credit Ratings AWK Long-Term Senior Unsecured Ratings Consolidated Debt Maturity Profile as of September 30, 2023 (Rounded) S&P Global A (Stable Outlook) Moody’s Baa1 (Stable Outlook) Total Debt to Total Capital ($ in millions) Low risk business profile Strong regulatory jurisdictions Supportive financial plans As of September 30, 2023 54% $2,675 $628 Available Liquidity as of 9/30/23 $3,303 Credit Cash Liquidity Profile ($ in millions, rounded) Credit Facility Credit Facility capacity of $2.75 billion Maturity date of October 2028 Increased capacity in October 2022 to support growing business and capital investment plan Ratings and Stable Outlook affirmed at S&P / Moody’s (Feb. ’23/Dec. ‘22) Long-Term Target <60% *Proceeds of $720 million from the note related to the sale of HOS are due to the Company in December 2026 $780 $720 Note: Percentage shown is net of cash and cash equivalents of $628 million.

M. Susan Hardwick President and Chief Executive Officer

Strong and Sustainable Growth Outlook for Future Dividend Growth Targeting 7-9% long-term dividend CAGR* Rate Base Growth Targeting 8-9% long-term rate base growth, incl. acquisitions Earnings Growth Targeting 7-9% long-term EPS CAGR * Future dividends are subject to approval of the American Water Board of Directors. Affirmed Target Affirmed Target Affirmed Target Strong Balance Sheet Targeting <60% Debt to Capital Ratio Targeting 55-60% Dividend Payout Ratio Affirmed Targets

Q&A Session

Investor Relations Contacts Aaron Musgrave, CPA Vice President, Investor Relations aaron.musgrave@amwater.com Janelle McNally Senior Manager, Investor Relations & ESG janelle.mcnally@amwater.com Upcoming Events EEI Financial ConferenceNovember 12-14, 2023 Jack Quinn, CPA Senior Manager, Investor Relations jack.quinn@amwater.com Kelley Uyeda Analyst, Investor Relations & ESG kelley.uyeda@amwater.com

Appendix

Forward-Looking Statements Certain statements made, referred to or relied upon in this presentation including, without limitation, with respect to 2023 and 2024 earnings guidance, the Company’s long-term financial, growth and dividend targets, the ability to achieve the Company’s strategies and goals, customer affordability and acquired customer growth, the outcome of the Company’s pending acquisition activity, the amount and allocation of projected capital expenditures; and the amount and timing of estimated revenues from rate cases and other government agency authorizations, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “likely,” “uncertain,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could” and or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates, assumptions, known and unknown risks, uncertainties and other factors. The Company’s actual results may vary materially from those discussed in the forward-looking statements included in this presentation as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent filings with the SEC, and because of factors such as: the decisions of governmental and regulatory bodies, including decisions to raise or lower customer rates; the timeliness and outcome of regulatory commissions’ and other authorities’ actions concerning rates, capital structure, authorized return on equity, capital investment, system acquisitions and dispositions, taxes, permitting, water supply and management, and other decisions; changes in customer demand for, and patterns of use of, water and energy, such as may result from conservation efforts, or otherwise; limitations on the availability of the Company’s water supplies or sources of water, or restrictions on its use thereof, resulting from allocation rights, governmental or regulatory requirements and restrictions, drought, overuse or other factors; a loss of one or more large industrial or commercial customers due to adverse economic conditions, or other factors; changes in laws, governmental regulations and policies, including with respect to the environment, health and safety, data and consumer privacy, security and protection, water quality and water quality accountability, contaminants of emerging concern, public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections and changes in federal, state and local executive administrations; the Company’s ability to collect, distribute, use, secure and store consumer data in compliance with current or future governmental laws, regulations and policies with respect to data and consumer privacy, security and protection; weather conditions and events, climate variability patterns, and natural disasters, including drought or abnormally high rainfall, prolonged and abnormal ice or freezing conditions, strong winds, coastal and intercoastal flooding, pandemics (including COVID-19) and epidemics, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms, sinkholes and solar flares; the outcome of litigation and similar governmental and regulatory proceedings, investigations or actions; the risks associated with the Company’s aging infrastructure, and its ability to appropriately improve the resiliency of or maintain, update, redesign and/or replace, current or future infrastructure and systems, including its technology and other assets, and manage the expansion of its businesses; exposure or infiltration of the Company’s technology and critical infrastructure systems, including the disclosure of sensitive, personal or confidential information contained therein, through physical or cyber attacks or other means; the Company’s ability to obtain permits and other approvals for projects and construction, update, redesign and/or replacement of various water and wastewater facilities; changes in the Company’s capital requirements; the Company’s ability to control operating expenses and to achieve operating efficiencies; the intentional or unintentional actions of a third party, including contamination of the Company’s water supplies or the water provided to its customers; the Company’s ability to obtain and have delivered adequate and cost-effective supplies of pipe, equipment (including personal protective equipment), chemicals, power and other fuel, water and other raw materials, and to address or mitigate supply chain constraints that may result in delays or shortages in, as well as increased costs of, supplies, products and materials that are critical to or used in the Company’s business operations; the Company’s ability to successfully meet its operational growth projections, either individually or in the aggregate, and capitalize on growth opportunities, including, among other things, with respect to acquiring, closing and successfully integrating regulated operations, the Company’s Military Services Group entering into new military installation contracts, price redeterminations and other agreements and contracts with the U.S. government, and realizing anticipated benefits and synergies from new acquisitions; risks and uncertainties following the completion of the sale of the Company’s Homeowner Services Group (“HOS”), including the Company’s ability to receive any contingent consideration provided for in the HOS sale, as well as amounts due, payable and owing to the Company under the seller note when due and the ability of the Company to redeploy successfully and timely the net proceeds of this transaction into the Company’s Regulated Businesses; risks and uncertainties associated with contracting with the U.S. government, including ongoing compliance with applicable government procurement and security regulations; cost overruns relating to improvements in or the expansion of the Company’s operations; the Company’s ability to successfully develop and implement new technologies and to protect related intellectual property; the Company’s ability to maintain safe work sites; the Company’s exposure to liabilities related to environmental laws and similar matters resulting from, among other things, water and wastewater service provided to customers; the ability of energy providers, state governments and other third parties to achieve or fulfill their greenhouse gas emission reduction goals, including without limitation through stated renewable portfolio standards and carbon transition plans; changes in general economic, political, business and financial market conditions; access to sufficient debt and/or equity capital on satisfactory terms and as needed to support operations and capital expenditures; fluctuations in inflation or interest rates and the Company’s ability to address or mitigate the impacts thereof; the ability to comply with affirmative or negative covenants in the current or future indebtedness of the Company or any of its subsidiaries, or the issuance of new or modified credit ratings or outlooks by credit rating agencies with respect to the Company or any of its subsidiaries (or any current or future indebtedness thereof), which could increase financing costs or funding requirements and affect the Company’s or its subsidiaries’ ability to issue, repay or redeem debt, pay dividends or make distributions; fluctuations in the value of, or assumptions and estimates related to, its benefit plan assets and liabilities, including with respect to its pension and other post-retirement benefit plans, that could increase expenses and plan funding requirements; changes in federal or state general, income and other tax laws, including (i) future significant tax legislation or regulations; and (ii) the availability of, or the Company’s compliance with, the terms of applicable tax credits and tax abatement programs; migration of customers into or out of the Company’s service territories and changes in water and energy consumption resulting therefrom; the use by municipalities of the power of eminent domain or other authority to condemn the systems of one or more of the Company’s utility subsidiaries, including without limitation potential proceedings with respect to the water system assets of the Company’s California subsidiary located in Monterey, California, or the assertion by private landowners of similar rights against such utility subsidiaries; any difficulty or inability to obtain insurance for the Company, its inability to obtain insurance at acceptable rates and on acceptable terms and conditions, or its inability to obtain reimbursement under existing or future insurance programs and coverages for any losses sustained; the incurrence of impairment charges, changes in fair value and other adjustments related to the Company’s goodwill or the value of its other assets; labor actions, including work stoppages and strikes; the Company’s ability to retain and attract highly qualified and skilled employees and/or diverse talent; civil disturbances or unrest, or terrorist threats or acts, or public apprehension about future disturbances, unrest, or terrorist threats or acts; and the impact of new, and changes to existing, accounting standards. These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in American Water’s annual, quarterly and other SEC filings, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements American Water makes speak only as of the date of this presentation. American Water does not have or undertake any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Non-GAAP Financial Information This presentation includes adjusted regulated O&M efficiency ratios, both historical and forward-looking, which exclude from their calculation (i) estimated purchased water and other revenues and purchased water expenses, (ii) the impact of the Freedom Industries chemical spill in 2014 and certain related settlement activities recognized in 2016 and 2018, (iii) the estimated impact in 2012 and 2014 of weather, (iv) as to operating revenues, the amortization of excess accumulated deferred income taxes, and (v) the allocable portion of non-O&M support services costs, mainly depreciation and general taxes. Also, an alternative presentation of these ratios has been provided for each of 2010, 2012, 2014 and 2016, which includes a pro forma adjustment for the impact of the Tax Cuts and Jobs Act of 2017, and includes for 2012, 2014 and 2016 the impact of our implementation of Accounting Standards Update 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit, on January 1, 2018. These items were excluded from the O&M efficiency ratio calculation as they are not reflective of management’s ability to increase the efficiency of our regulated businesses. For that reason, these adjusted regulated O&M efficiency ratios constitute “non-GAAP financial measures” under SEC rules. We evaluate our operating performance using these ratios and believe that the presentation of them is useful to investors because the ratios directly measure improvement in the operating performance and efficiency of our regulated businesses. These ratios are derived from our consolidated financial information but are not presented in our consolidated financial statements prepared in accordance with GAAP. These non-GAAP financial measures supplement and should be read in conjunction with our GAAP disclosures and should be considered as an addition to, and not a substitute for, any GAAP measure. These ratios (i) are not accounting measures based on GAAP; (ii) are not based on a standard, objective industry definition or method of calculation; (iii) may not be comparable to other companies’ operating measures; and (iv) should not be used in place of the GAAP information provided elsewhere in this presentation. Management is unable to present a reconciliation of adjustments to the components of the forward-looking adjusted regulated O&M efficiency ratio without unreasonable effort because management cannot reliably predict the nature, amount or probable significance of all the adjustments for future periods; however, these adjustments may, individually or in the aggregate, cause each of the non-GAAP financial measure components of the forward-looking ratios to differ significantly from the most directly comparable GAAP financial measure. Set forth in this appendix are tables that reconcile each of the components of our historical adjusted regulated O&M efficiency ratios to its most directly comparable GAAP financial measure. All references throughout this presentation to EPS or earnings per share refer to diluted EPS attributable to common shareholders.

Details of Third Quarter 2023 EPS ~75% of inflationary costs incl. in revenue from recent rate cases Investment Growth *Reflects $(0.12) per share of share count dilution, which also offsets the amount of avoided interest expense. *

Details of Estimated Rate Base Estimated Rate Base* * An approximation of rate base, which includes Net Utility Plant not yet included in rate base, pending rate case filings/outcomes.  ($ in billions) As of 9/30/2023 As of 12/31/2021 Net Utility Plant $24.6 Less Advances for Construction $0.3 CIAC – Contributions in Aid of Construction $1.5 Net Deferred Income Taxes $3.8 $5.6 Total Estimated Rate Base $19.0

Rate Filings Summary Requested Revenue in Pending Base Rate Proceedings * Annualized revenue increase for rates effective since January 1, 2023 ** Excludes revenue already approved through infrastructure mechanisms Rate Filings Completed* Effective since January 1, 2023 ($ in millions)

Capital Plan (Includes Acquisitions) $ in billions $2.6 2022 $2.9 2023E Increased Investments to Support System Needs $1.9 2021 $3.1 2024E $1.9 2020

Regulated Capital Expenditures by Purpose Infrastructure Renewal Operational Efficiency, Technology & Innovation Water Quality Resiliency System Expansion Other 2024-2033

Timely Recovery of Capital and Operating Costs Capital Recovery (2024-2028 Plan) ~30% ~70% ~25% American Water’s Jurisdictions ~25% ~25%

State Legislation & Regulation Enable Growth

American Water

Fair Value — 11

CA, IA, IL, IN, KY, MD, MO, NJ, PA, VA, WV

Consolidated Tariffs — 11

CA, IA, IL, IN, KY, MD, MO, NJ, PA, VA, WV

Forward Looking Test Year — 9

CA, HI, IA, IL, IN, KY, PA, TN, VA

Infrastructure Mechanisms — 10

IA, IL, IN, KY, MO, NJ, PA, TN, VA, WV

Water Quality Accountability Legislation — 3

IN, MO, NJ

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Successfully Completed 2023 Financing Plan Interest Rate 3.625% per year Conversion Premium ~22.5% Settlement Cash, up to the aggregate principal amount (remaining value, if any, settled in cash, shares, or combination of cash/shares, at AWCC's election) Use of Proceeds Repaid outstanding commercial paper obligations and for general corporate purposes ~$1.0 Billion Exchangeable Senior Notes due 2026 ~$1.7 Billion Common Stock Issuance Closing Date March 3, 2023 Size 12,650,000 Shares Public Offering Price $135.50/Share Use of Proceeds Repaid outstanding commercial paper obligations and for general corporate purposes Executed on our plan to issue a significant portion of expected $2B of equity need in Five-Year Plan (2023-2027) Successfully completed our long-term debt financing for the year with issuance of Exchangeable Senior Notes Both issuances demonstrate proactive execution in a challenging market environment to fund growth and manage financing costs for the benefit of customer affordability and shareholder value

STATE NUMBER OF SYSTEMS WATER CUSTOMER CONNECTIONS WASTEWATER CUSTOMER CONNECTIONS TOTAL CUSTOMER CONNECTIONS Closed Acquisitions September 30, 2023 Missouri 6 900 800 1,700 Illinois 3 1,300 1,300 2,600 New Jersey 2 1,600 1,400 3,000 Indiana 1 200 - 200 Pennsylvania 1 100 - 100 Virginia 1 300 - 300 Total 14 4,400 3,500 7,900

Acquisitions Under Agreement STATE NUMBER OF SYSTEMS WATER CUSTOMER CONNECTIONS WASTEWATER CUSTOMER CONNECTIONS TOTAL CUSTOMER CONNECTIONS Pennsylvania 12 7,700 29,600 37,300 West Virginia 3 3,700 900 4,600 Indiana 3 - 8,100 8,100 Illinois 3 500 26,400 26,900 California 3 1,300 - 1,300 Virginia 2 1,400 1,300 2,700 Missouri 2 700 700 1,400 Iowa 2 200 100 300 New Jersey 1 - 3,800 3,800 Maryland 1 1,700 - 1,700 Total 32 17,200 70,900 88,100 September 30, 2023

Rates Effective Since…

AMERICAN WATER

January 1, 2023

($ in millions)

Rate Cases & Step Increases	Date Effective	Annualized Revenue Increases
Illinois	1/1/2023	$67[a]
California, Step Increase	1/1/2023	13
Pennsylvania	1/28/2023	138[b]
Virginia	4/24/2023	11[c]
Missouri	5/28/2023	44[d]
	Sub-Total	$273

Infrastructure Charges	Date Effective	Annualized Revenue Increases
West Virginia (DSIC)	1/1/2023	$7
Pennsylvania (DSIC)	1/1/2023	3
Missouri (WSIRA)	1/16/2023	14
Indiana (SEI)	3/8/2023	6[e]
Indiana (DSIC)	3/23/2023	20
New Jersey (DSIC)	4/29/2023	16
New Jersey (WSIC)	6/29/2023	1
Kentucky (QIP)	10/1/2023	4
New Jersey (DSIC)	10/30/2023	15
	Sub-Total	$86
	2023 Total	$359

a) The Company's Illinois subsidiary was authorized additional annualized revenues of $67.1 million, excluding reductions in revenues for infrastructure surcharges in the amount of $18.3 million.
b) The Company's Pennsylvania subsidiary was authorized additional annualized revenues of $138 million, excluding reductions in revenues for infrastructure surcharges in the amount of $24.3 million.
c) On April 24, 2023, the Company's Virginia subsidiary was authorized additional annualized revenues of $10.75 million. Interim rates were effective May 1, 2022, and the difference between interim and final Commission approved rates are subject to refund with interest within 90-days of the date of the Order.
d) The Company's Missouri subsidiary was authorized additional annualized revenues of $44.3 million, excluding reductions in revenues for infrastructure surcharges in the amount of $50.7 million.
e) The Company's Indiana subsidiary was authorized additional annualized revenues of $5.5 million, 80% of which will be collected now, the remaining 20% will be collected in the next rate case, with carrying costs.

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Pending Rate Case Filings

AMERICAN WATER

($ in millions)

Rate Cases Filed	Docket/Case Number	Date Filed	Requested Revenue Increase	ROE Requested	Rate Base
California [(a)]	Case No. A.22-07-001	7/1/2022	$37	NA	$921
Indiana [(b)]	Cause No. 45870	3/31/2023	43	10.60%	1,614
West Virginia [(c)]	Docket No. 23-0383-W-42T	5/1/2023	45	10.50%	955
Kentucky [(d)]	Case No. 2023-00191	6/30/2023	26	10.75%	588
Virginia [(e)]	TBD	11/1/2023	20	10.95%	364
		Sub-Total	$171		$4,442
Infrastructure Surcharges Filed					
Missouri (WSIRA)	Case No. WO-2023-0427	9/1/2023	$23		$212
		Sub-Total	$23		$212
		Total	$194		$4,654

a) The Company's California subsidiary has requested additional annualized revenues of $55.8 million for test year 2024. This excludes the proposed step rate and attrition rate increase for 2025 and 2026 of $19.5 million and $19.8 million. The total revenue requirement request, based on present rates effective at the time of filing, for the three year rate case cycle is $95.1 million. The Company updated its filing in January 2023 to incorporate a decoupling proposal, the revised requested additional annualized revenues for the test year 2024 is $36.5 million. This excludes the proposed step rate and attrition rate increase for 2025 and 2026 of $20.1 million and $19.8 million. The total revenue requirement request for the three year rate case cycle, incorporating updates to present rate revenues and forecasted demand, is $76.4 million.

b) The Company's Indiana subsidiary has requested additional annualized revenues of $43.2 million for Step 1 proposed to effective Jan 2024, this excludes the $40.5 million for infrastructure surcharges. This excludes the proposed step 2 and 3 rate increase proposed to be effective in May 2024 and May 2025 in the amount of $18.1 million and $25.4 million, respectively. The total revenue requirement request, based on present rates effective at the time of filing, for the three step rate case cycle is $86.7 million.

c) The Company's West Virginia subsidiary has requested additional annualized revenues of $44.9 million, this excludes the $6.9 million for infrastructure surcharges.

d) The Company's Kentucky subsidiary has requested additional annualized revenues of $26.1 million, this excludes the $9.8 million for infrastructure surcharges.

e) The Company's Virginia subsidiary has requested additional annualized revenues of $19.7 million. Interim rates will be effective May 1, 2024, with the difference between interim and final Commission approved rates subject to refund.

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Regulatory Information – Top 10 States

AMERICAN WATER

	CALIFORNIA	ILLINOIS	INDIANA	KENTUCKY	MISSOURI
Authorized Rate Base*	$667,632[g]	$1,642,200	$1,182,170	$443,654	$2,318,849[c]
ROE	9.50%[a]	9.78%	9.80%	9.70%	9.75%[d]
Equity	57.04%[a]	49.00%	53.41%[b]	48.90%	50.00%[e]
Effective Date of Rate Case	1/1/2021[g]	1/1/2023	5/1/2020	6/28/2019	5/28/2023

	NEW JERSEY	PENNSYLVANIA	TENNESSEE	VIRGINIA	WEST VIRGINIA
Authorized Rate Base*	$4,146,492	$5,141,180[c]	$132,015	$275,038[c]	$734,028
ROE	9.60%	10.00%[d]	10.00%	9.70%	9.80%
Equity	54.56%	55.20%[e]	34.38%	40.73%	47.97%
Effective Date of Rate Case	9/1/2022	1/28/2023	11/1/2012	4/24/2023[f]	2/25/2022

**Rate Base stated in $000s*

a) On June 29, 2023, Decision 23-06-025 set the authorized cost of capital through 2024. CA has a separate Cost of Capital case which sets the rate of return outside of a general rate proceeding. The decision established an ROE of 8.98% effective 30-days after the decision date. On June 30, 2023, the Company filed to implement an automatic ROE adjustment to 9.50% for 2023 based on the Commission approved Water Cost of Capital Adjustment Mechanism (WCCM), which was approved on July 25, 2023, increasing the return on equity to 9.50%, effective July 31, 2023. On October 16, California American Water filed a request to increase the ROE to 10.2%, effective January 1, 2024, subject to a 30-day review period.

b) The Authorized Equity excludes cost-free items or tax credit balances at the overall rate of return which lowers the equity percentage as an alternative to the common practice of deducting such items from rate base.

c) The Authorized Rate Base listed is the Company's view of the Rate Base allowed in the case; the Rate Base was not disclosed in the Order or the applicable settlement agreement.

d) The ROE is the Company's view of the ROE allowed in the case; however, the ROE was not disclosed in the Order or the applicable settlement agreement.

e) The equity ratio listed is the Company's view of the equity ratio allowed in the case; the actual equity ratio was not disclosed in the Order or the applicable settlement agreement.

f) Interim rates were effective May 1, 2022 and received final Order April 24, 2023.

g) The Rate Base and Effective date are based off of Year 1 of the rate case. Annual adjustments are made for Year 2 and 3 which reflect authorized capital improvements for Rate Base and inflationary adjustments for O&M.

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Reconciliation Table: Regulated Segment O&M Efficiency Ratio * Calculation assumes purchased water revenues approximate purchased water expenses ** Includes the impact of the Company’s adoption of ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit, on January 1, 2018 *** Calculation of Estimated tax reform = Revenue Requirement with new Effective Tax Rate (taxes grossed up) – Revenue Requirement with old Effective Tax Rate